                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): SEPTEMBER 11, 1998



                               FORE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                      0-24156                25-1628117
 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)



             1000 FORE DRIVE, WARRENDALE, PA                   15086-7502
         (Address of principal executive offices)              (Zip code)



Registrant's telephone number, including area code: (724) 742-4444

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) The following financial statements of Berkeley Networks, Inc. are filed as a part of this Current Report on Form 8-K as amended by Form 8-K/A:

                                                                                           Page No.
         Report of Independent Accountants (previously filed)

         Balance Sheets at March 31, 1998 and 1997 (previously filed)

         Statements of Operations for the year ended March 31, 1998 and the periods from inception (June 24, 1996) through March 31, 1997 and March
         31, 1998 (previously filed)

         Statements of Shareholders' Deficit for the Period from inception
         (June 24, 1996) through March 31, 1998 (previously filed)

         Statements of Cash Flows for the year ended March 31, 1998 and the periods from inception (June 24, 1996) through March 31, 1997 and March
         31, 1998 (previously filed)

         Notes to Financial Statements (previously filed)

         Balance Sheets at June 30, 1998 (unaudited) and                                         3
         March 31, 1998

         Statements of Operations for the three months                                           4
         ended June 30, 1998 and 1997 (unaudited)

         Statements of Cash Flows for the three months                                           5
         ended June 30, 1998 and 1997 (unaudited)


         (b) The following unaudited pro forma combined financial statements are filed as a part of this Current Report on Form 8-K:

                                                                                           Page No.
         Unaudited Pro Forma Combined Financial Statements
         (previously filed)

         Unaudited Pro Forma Combined Balance Sheet at June 30, 1998
         (previously filed)

         Unaudited Pro Forma Combined Statement of Operations for the year ended March 31, 1998 (previously filed)

         Unaudited Pro Forma Combined Statement of Operations for the three months ended June 30, 1998 (previously filed)

         Notes to Unaudited Pro Forma Combined Financial Statements
         (previously filed)


                             BERKELEY NETWORKS, INC.

                                 BALANCE SHEETS

                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                      (UNAUDITED)
                                                                                        JUNE 30,     MARCH 31,
                                                                                          1998         1998
                                                                                         -------     ---------


                                                 ASSETS
Current assets:
      Cash and cash equivalents                                                          $ 2,346     $ 5,573
      Short-term investments                                                                 629           -
      Accounts receivable, net of allowance for doubtful
               accounts                                                                       49           -
      Prepaid expenses and other current assets                                               34          42
                                                                                         -------     -------
               Total current assets                                                        3,058       5,615
Fixed assets, net                                                                          2,032       1,810
Other non-current assets                                                                      45         126
                                                                                         -------     -------
                                Total assets                                             $ 5,135     $ 7,551
                                                                                         =======     =======

                                  LIABILITIES AND STOCKHOLDERS' EQUITY


Current liabilities:
      Accounts payable                                                                   $   317     $   584
      Accrued payroll and related costs                                                      170           -
      Other current liabilities                                                              396         289
      Current portion of long-term debt                                                      312         135
                                                                                         -------     -------
               Total current liabilities                                                   1,195       1,008
                                                                                         -------     -------

Long-term debt                                                                               920         482

Commitments and contingencies
Stockholders' equity:
      Preferred stock, par value $0.10 per share, 10,000,000 shares authorized, designated as follows:
               Series A mandatorily redeemable convertible preferred stock,
                   5,770,000 at June 30, 1998  and 5,770,000 at March 31, 1998
                   shares designated, issued and outstanding                               5,737       5,770
               Series B mandatorily redeemable convertible preferred stock,
                    1,765,000 at June 30, 1998 and 1,765,000 at March 31, 1998
                    shares designated, issued and outstanding                              8,830       8,825
      Common stock, par value $.01 per share; 20,000,000 shares
               authorized; shares issued and outstanding:
               8,150,000 at June 30, 1998 and 7,990,000 at March 31, 1998                    261         210
      Accumulated deficit                                                                (11,788)     (8,724)
      Notes receivable from shareholders                                                     (20)        (20)
                                                                                         -------     -------
               Total stockholders' equity                                                  3,020       6,061
                                                                                         -------     -------

                                Total liabilities and stockholders' equity               $ 5,135     $ 7,551
                                                                                         =======     =======

                             BERKLEY NETWORKS, INC.

                            STATEMENTS OF OPERATIONS

                                    UNAUDITED

                 (IN THOUSANDS, EXCEPT SHARE AND PER-SHARE DATA)


                                                            THREE MONTHS ENDED
                                                                 JUNE 30,
                                                      -----------------------------
                                                         1998                1997
                                                      -----------         ---------
Revenue                                               $       118         $       -

Cost of sales                                                 123                 -
                                                      -----------         ---------

Gross profit                                                   (5)                -
                                                      -----------         ---------

Operating expenses:
         Research and development                           1,488               757
         Sales and marketing                                  389                60
         General and administrative                         1,201               314
                                                      -----------         ---------
            Total operating expenses                        3,078             1,131
                                                      -----------         ---------

Loss from operations                                       (3,083)           (1,131)

Interest income, net                                           19                29
Other income (expense)                                          -                 -
                                                      -----------         ---------

Loss before provision for income taxes                     (3,064)           (1,102)

Provision for income taxes                                      -                 -
                                                      -----------         ---------

Net loss                                              $    (3,064)        $  (1,102)
                                                      ===========         =========

Net loss per share - basic                            $     (1.51)        $   (1.25)
                                                      ===========         =========

Net loss per share - diluted                          $     (1.51)        $   (1.25)
                                                      ===========         =========

Shares used in per-share calculation - basic            2,035,000           879,000
                                                      ===========         =========

Shares used in per-share calculation - diluted          2,035,000           879,000
                                                      ===========         =========

                             BERKELEY NETWORKS, INC.

                            STATEMENTS OF CASH FLOWS

                                    UNAUDITED

                                 (IN THOUSANDS)

                                                                         THREE MONTHS ENDED
                                                                                JUNE 30,
                                                                        -----------------------
                                                                         1998             1997
                                                                        -------         -------
Cash flows from operating activities:
      Net loss                                                          $(3,064)        $(1,102)
      Adjustments to reconcile net loss
         to net cash provided by (used in) operating activities:
             Depreciation and amortization                                  224              76
             Other non-current assets                                        81              10
             Change in operating assets and liabilities:
                 Accounts receivable                                        (49)              -
                 Prepaid expenses and other current assets                    8               1
                 Accounts payable                                          (267)             24
                 Accrued liabilities                                        277              17
                                                                        -------         -------
Net cash provided used in operating activities                           (2,790)           (974)
                                                                        -------         -------

Cash flows from investing activities:
      Purchases/sale of short-term investments                             (629)            241
      Purchases of fixed assets                                            (446)           (250)
                                                                        -------         -------
Net cash used in investing activities                                    (1,075)             (9)
                                                                        -------         -------

Cash flows from financing activities:
      Principal issuance/payments on notes payable and
         capital lease obligations                                          615             619
      Proceeds from issuance of Common stock                                 23               -
                                                                        -------         -------
Net cash provided by financing activities                                   638             619
                                                                        -------         -------

Decrease in cash and cash equivalents                                    (3,227)           (364)

Cash and cash equivalents at beginning of period                          5,573           1,732
                                                                        -------         -------

Cash and cash equivalents at end of period                              $ 2,346         $ 1,368
                                                                        =======         =======


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




(c)      Exhibits.

         Exhibit No.      Description
         -----------      -----------
             2.1          Agreement and Plan of Reorganization, dated as of
                          August 25, 1998, by and among FORE Systems, Inc.,
                          Fastwire Acquisition Corporation and Berkeley
                          Networks, Inc. (previously filed)

             23.1 Consent of Independent Accountants (previously filed)

             99.1 Press Release dated August 25, 1998 (previously filed)





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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FORE Systems, Inc.


Date:  September 23, 1998                     By: /s/ THOMAS J. GILL
                                                  ------------------
                                                  Thomas J. Gill
                                                  President and Chief
                                                     Executive Officer